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                                                                   EXHIBIT 10.60


                            EXCHANGE RIGHTS AGREEMENT

         This Exchange Rights Agreement (this "Agreement") is made as of October 23, 1997 among Oasis Residential, Inc., a Nevada corporation (the "Managing Member"), Oasis Martinique, LLC, a Delaware limited liability company (the "Company"), and each Unitholder (as hereinafter defined) listed on the signature page attached hereto.

         WHEREAS, pursuant to the Contribution Agreement (as hereinafter defined), simultaneous with the execution and delivery of this Agreement, the Managing Member is making a certain capital contribution to the Company and the Original Members (as hereinafter defined) and the Managing Member are entering into the LLC Agreement (as hereinafter defined); and

         WHEREAS, as a material inducement to, and in consideration of, the Original Members' entry into the transactions contemplated by the immediately preceding paragraph, the Managing Member has agreed to grant to each Unitholder certain rights to exchange their LLC Units (as hereinafter defined) in accordance with the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Definitions.

         The following terms shall have the following meanings:

         "Act" means the Delaware Limited Liability Company Act, as set forth in Title 6 of the Delaware Code, as the same shall be in effect at the relevant time.

         "Adjustment Factor" means 1.00; provided, however, the Adjustment Factor shall be subject to adjustment, from time to time, as described in
Section 3 below.

         "Appraisal" means the following procedure:

         (a) within ten (10) days following any event triggering an Appraisal, the Managing Member shall notify (the date of the notification being referred to herein as the "Notification Date") the Unitholder(s) of the determination by the Managing Member of the value of the Appraisal subject and such information as the Unitholder(s) shall reasonably need to determine the value of the Appraisal subject, to the extent the same has not previously been supplied to the Unitholder(s);

         (b) the Unitholder(s) shall have the right to contest such determination, and if no agreement on the value of the Appraisal subject reached within twenty (20) days following the Notification Date, then within ten (10) days following the end of such twenty-day period (the "Notification Period"), the Managing Member shall designate in a notice to the Unitholder(s) the name of a Person selected to act as its appraiser;


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         (c) within ten (10) days after the Notification Period, the
     Unitholder(s) (acting by majority, if applicable) shall appoint a second Person to act as his, her or its (their) appraiser;

         (d) the appraisers thus appointed shall (i) within five (5) days following the appointment of the appraiser for the Unitholder(s), select a third appraiser (and if no such appraiser shall have been selected within such five (5) day period, the Managing Member or the Unitholder(s) may request the American Arbitration Association (or any successor organization thereto) to select an appraiser) and (ii) within twenty (20) days following the appointment of the appraiser for the Unitholder(s), determine the fair market value of the Appraisal subject; provided, however, that if either party shall have failed to appoint his, her or its appraiser within the periods set forth in (b) and (c) above, or if either party's appraiser shall not have determined the value of the Appraisal subject within the twenty (20) day period set forth above, then, in the first instance the determination by the timely appointed appraiser shall be final and, in the second instance, the determination of the appraiser who has made a timely determination shall be final;

         (e) if the two (2) appraisers have made their determinations within such twenty (20) day period, then

             (i) if the difference between the amounts so determined does not exceed ten percent (10%) of the lesser of such amounts, the appraisal value shall be fifty percent (50%) of the sum of the amounts so determined; and

             (ii) if the difference between the amounts so determined equals or exceeds ten percent (10%) of the lesser of such amounts, the two (2) appraisers shall make a good faith effort to reduce the difference between the amounts so determined to less than ten percent (10%) of the lesser of such amounts; and

                  (I) if such reduction is achieved within seven (7) days
             following the end of the twenty (20) day appraisal period, the fair market value of the Appraisal subject shall be fifty percent (50%) of the sum of the amounts so determined, and

                  (II) if such reduction is not achieved within seven (7) days following the end of the twenty (20) day appraisal period, (A) the two (2) appraisers shall, within the following five (5) days, appoint the third appraiser selected pursuant to paragraph (c) above and (B) the third appraiser shall, within twenty (20) days of his appointment, designate one (1) of the two (2) amounts determined by the two (2) appraisers, respectively, as the fair market value of the Appraisal subject;

            (f) the Managing Member, on the one hand, and the Unitholder(s) on the other hand, shall pay the fees and expenses of the appraiser appointed by it and them, respectively, and one-half (1/2) of the fees and expenses of the third appraiser and one-half (1/2) of all other costs and expenses incurred in connection with each Appraisal;


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            (g) all appraisers must have at least five (5) years of experience with respect to appraisals of the kind required under this Agreement.

         For purposes of this definition of "Appraisal," if the Appraisal is triggered by the exercise of a Unitholder's put rights as herein provided, the term "Unitholder(s)" shall refer to the Exercising Unitholder(s); in all other cases, the term "Unitholder(s)" shall refer to all Unitholder(s).

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Los Angeles, California, Las Vegas, Nevada or New York, New York are authorized or required by law to close.

         "Cash Consideration" means, with respect to an Exercising Unitholder, the excess, if any, of (i) the product of (a) the number of Tendered Units and
(b) the Unit Cash Amount as of the Tender Date over (ii) the product of (c) the number of REIT Shares, if any, delivered to such Exercising Unitholder pursuant to Section 4 and (d) the current market price per REIT Share as determined pursuant to paragraph (e) of Section 3, as of the Tender Date.

         "Charter" means the Articles of Incorporation of the Managing Member, as amended, supplemented or restated from time to time.

         "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder. Any reference to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Company" means Oasis Martinique, LLC, a Delaware limited liability company.

         "Contribution Agreement" means that certain Contribution Agreement, dated as of the date hereof, by and between the parties hereto and to which a form of this Agreement is attached as an exhibit.

         "Delivery Date" means that date which is twelve (12) Business Days after the applicable Tender Date; provided; however, that notwithstanding the foregoing, in the event that on such Tender Date an Appraisal is required in connection with the exercise of the put rights, the Delivery Date shall in no event be earlier than five (5) Business Days after the conclusion of that Appraisal.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect at the relevant time.

         "Exercise Notice" means a notice of a Unitholder of exercise of his, her or its put rights as herein provided in the form of Exhibit B attached hereto.


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         "Exercising Unitholder(s)" means any Unitholder(s) exercising his, her or its (their) put rights pursuant to this Agreement.

         "LLC Agreement" means the Amended and Restated Limited Liability Company Agreement of the Company, attached as Exhibit "G" to the Contribution Agreement, as the same may be amended from time to time.

         "LLC Unit" shall have the meaning ascribed to such term in the LLC Agreement.

         "Member" means any member of the Company.

         "No Put Period" means the period expiring at 11:59 p.m., Los Angeles Time, on December 24, 1998.

         "Original Members" means ISCO, a California general partnership, and IFT Properties, Ltd., a California limited partnership.

         "Managing Member" means Oasis Residential, Inc., a Nevada corporation.

         "Person" means any individual, partnership, corporation, trust, unincorporated organization, or any other entity or a government or agency or political subdivision thereof.

         "REIT Share" means, subject to the provisions of Section 3(b), a share of the Managing Member's common stock, par value $.01 per share.

         "REIT Shares Number" means that number of REIT Shares equal to the product of (a) the Tendered Units and (b) the then applicable Adjustment Factor.

         "Selected Index" means the Vanguard Index 500 Fund, or one of the following indices selected by the holders of a majority of the LLC Units making such selection: the Schwab 1000 Fund (SNXFX) or the Fidelity Spartan U.S. Equity Index Fund (FUSEX).

         "Tender Date" means the date an Exercise Notice is received by the Managing Member.

         "Tendered Units" shall mean the LLC Units tendered pursuant to the Exercise Notice.

         "Transferee" means any Person to whom one or more LLC Units which were initially owned by an Original Member have been Transferred. The term "Transferee" shall include each transferee, assignee and distributee (whether or not in liquidation of the distributing Person), transferee of a transferee through one or more predecessor transfers and, by way of illustration and not limitation, each Person who becomes a transferee as a result of a secured creditor exercising its rights under a security agreement and/or applicable law, in each case, whether the transfer to the transferee was effected with or without consideration, by gift or bequest, by operation of law or otherwise.


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         "Transfer" when used with respect to an LLC Unit for purposes of this
Agreement, means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust), pledge, encumbrance, hypothecation, mortgage, exchange (other than upon exercise of a Unitholder's put rights hereunder), transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law, provided, however, that any grant of a security interest shall constitute a Transfer only upon exercise by the secured creditor of its rights under a security agreement and/or applicable law. The terms "Transferred" and "Transferring" have correlative meanings.

         "Unit Cash Amount" means, with respect to any exercise by a Unitholder of his, her or its put rights hereunder, that amount of cash equal to the product of (a) the current market price per REIT Share as determined pursuant to paragraph (e) of Section 3, as of the Tender Date and (b) the then applicable Adjustment Factor, as of the Tender Date.

         "Unitholders" means those persons who are "Holders" (as that term is defined in the LLC Agreement.

         2. Put Rights. After the No Put Period, Unitholders may exercise their put rights hereunder, in whole or in part, at any time and from time to time, by delivery to the Managing Member of an Exercise Notice. With each Exercise Notice, an Exercising Unitholder shall tender no less than one thousand (1,000) LLC Units or, if such Unitholder holds less than one thousand (1,000) LLC Units, no less than all of his, her or its LLC Units. Each Unitholder shall have put rights hereunder as long as such Unitholder holds any LLC Units. Each LLC Unit tendered shall be exchanged, at the election of the Managing Member exercised, in its sole and absolute discretion, pursuant to Section 6, for REIT Shares, Cash Consideration, or a combination thereof, in accordance with Sections 4 or 5, as the case may be. Such exchange shall be deemed to have been effected immediately prior to the close of business on the Tender Date, and at such time the rights of the Exercising Unitholder as the holder of the LLC Units tendered shall cease in accordance with, and to the extent of, the provisions of Section 8(b) and in the event that (a) the Managing Member elects to deliver REIT Shares, the Person or Persons in whose name or names any certificate or certificates for REIT Shares shall be issuable upon such exchange shall be deemed to have become the holder or holders of record of the shares represented thereby, or (b) the Managing Member elects to deliver cash, the Person or Persons entitled to such cash shall have the irrevocable right to receive the applicable Cash Consideration on the applicable Delivery Date. The Managing Member shall also have the right to call LLC Units in exchange for REIT Shares, Cash Consideration, or a combination thereof hereunder pursuant to the provisions of Section 8.6 of the LLC Agreement.

         3. Adjustment of Adjustment Factor. The Adjustment Factor shall be subject to adjustment (rounded to the nearest one-hundredth (1/100)), and the Unitholder's right to receive REIT Shares shall be subject to modification, from time to time on or prior to the relevant Tender Date as follows:

            (a) In case the Managing Member shall at any time (i) split or subdivide its outstanding REIT Shares, or (ii) effect a reverse stock split or otherwise


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         combine its outstanding REIT Shares, or (iii) pay a dividend in REIT
         Shares to holders of REIT Shares, the Adjustment Factor in effect immediately prior to such action shall be adjusted so that the holder of any LLC Unit thereafter tendered for exchange shall be entitled to receive that number of REIT Shares which he would have received immediately following such action had such LLC Unit been tendered for exchange immediately prior thereto. Any such adjustment shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a split, subdivision or combination.

            (b) In case of any reclassification or change in the REIT Shares (other than a change from no par value to par value, or from par value to no par value, or a change in par value, or as a result of a split, subdivision or combination of shares), or in case of any consolidation or merger of the Managing Member into another corporation or other entity, or in the case of any merger of another corporation or other entity into the Managing Member (other than a merger with a corporation or other entity in which merger the Managing Member is the continuing corporation and which does not result in any reclassification, conversion, exchange or cancellation of outstanding REIT Shares), or in case of any sale or conveyance to another corporation or other entity of all or substantially all of the property of the Managing Member, the holder of each LLC Unit then outstanding shall have the right thereafter, subject to the terms and conditions of this Agreement, to exchange such LLC Unit only into the kind and amount of shares of stock and other securities, property and cash receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of REIT Shares into which such LLC Unit might have been exchanged immediately prior to such reclassification, change, consolidation, merger, sale or conveyance; and, if necessary, effective provision shall be made in the Articles of Incorporation or other governing document(s) of the resulting or surviving corporation or other entity or otherwise so that the provisions set forth in this Agreement shall thereafter be applicable, as nearly as practicable, to any such other shares of stock and other securities, property and cash (subject, in the case of cash, to further adjustment as described in the final sentence of this paragraph (b)) deliverable upon exchange of the LLC Units remaining outstanding; and any such resulting or surviving corporation or other entity shall expressly assume the obligation to deliver, upon the exercise of the put rights as herein provided, such shares, securities, property or cash as the holders of the LLC Units remaining outstanding may be entitled to and to make provisions for the protection of the put rights as herein provided. In case securities or property other than REIT Shares shall be issuable or deliverable upon exchange as aforesaid, then all references to REIT Shares in this paragraph (b) shall be deemed to apply, so far as appropriate and as nearly as practicable, to such other securities or property. In case cash shall be deliverable pursuant to this paragraph
         (b) upon exchange, the amount of cash payable to an Exercising Unitholder shall be that amount of cash that would be payable to such Exercising Unitholder if he, she or it had exercised the put rights hereunder immediately prior to such reclassification, change, consolidation, merger, sale or conveyance, which amount shall be increased or decreased by the percentage increase or decrease (rounded to the nearest one-thousandth (1/1000) of one percent (1%)), as the case may be, of the applicable price per share (with adjustment, if


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         appropriate, to reflect any splits, combinations or similar changes) of the Selected Index from the date of such reclassification, change, consolidation, merger, sale or conveyance to the Tender Date.

            (c) In case the Managing Member shall issue to all holders of its REIT Shares rights or warrants entitling them to subscribe for or purchase, or issue to such holders securities convertible into, REIT Shares at a price per share less than the then current market price per REIT Share (as determined in accordance with the provisions of paragraph (e) below) at the record date mentioned below (each such right or warrant, a "Distributed Right"), the Adjustment Factor shall be adjusted so that the same shall equal the factor determined by multiplying the Adjustment Factor in effect immediately prior thereto by a fraction, of which the numerator shall be the number of REIT Shares outstanding on the record date mentioned below plus the number of additional REIT Shares offered for subscription or purchase under the Distributed Rights, and of which the denominator shall be the number of REIT Shares outstanding on such record date plus the number of REIT Shares which the aggregate offering price of the total number of REIT Shares so offered under the Distributed Rights would purchase at such current market price per REIT Share. Such adjustment shall be made whenever any Distributed Rights are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such Distributed Rights, provided, however, that as any Distributed Rights issued to holders of the Managing Member's REIT Shares expire or become no longer exercisable, the Adjustment Factor shall be adjusted as of the date of such expiration or the date such Distributed Rights become no longer exercisable, as the case may be, to reflect a reduced number of shares offered for subscription to purchase under the Distributed Rights.

            (d) In case the Managing Member shall distribute to all holders of REIT Shares, (i) shares of its capital stock other than REIT Shares,
         (ii) evidence of its indebtedness or assets (excluding cash dividends or distributions) or (iii) rights or warrants (each a "Right") to subscribe or purchase shares of its capital stock other than REIT Shares, securities convertible into shares of its capital stock other than REIT Shares, evidences of indebtedness or assets (excluding those referred to in paragraph (c) above), then in each such case the Adjustment Factor in effect thereafter shall be determined by multiplying the Adjustment Factor in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of outstanding REIT Shares multiplied by the then current market price per REIT Share (as determined in accordance with the provisions of paragraph (e) below) on the record date mentioned below, and of which the denominator shall be the total number of outstanding REIT Shares multiplied by such current market price per REIT Share, less the fair market value (as determined by Appraisal), of the capital stock, assets or evidences of indebtedness so distributed or of such Rights. Such adjustment shall be made whenever any such distribution is made, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution, provided, however, that as any Rights distributed to holders of the Managing Member's REIT Shares expire or become no longer exercisable, the Adjustment Factor shall be adjusted as of the date of such expiration or


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         the date such Rights become no longer exercisable, as the case may be, to reflect a reduced number of Rights.

            (e) For the purpose of any computation under this Agreement, the current market price per REIT Share at any date shall be deemed to be the average of the daily closing prices for the ten (10) consecutive business days commencing fifteen (15) business days before the day in question. The closing price for each day shall be the closing price of REIT Shares on the principal national securities exchange on which the REIT Shares are then trading or if such REIT Shares are not then so trading, the closing price of the REIT Shares as shown by the National Association of Securities Dealers, Inc. National Market or, if no such closing price is available, at the average of the closing bid and asked prices of such REIT Shares in the over-the-counter market, as shown by the National Association of Securities Dealers, Inc., Automated Quotation System, (or comparable system) or in the absence of any of the foregoing, the fair market value as determined by Appraisal.

         4. Delivery of REIT Shares. In the event that the Managing Member elects, pursuant to Section 6, to deliver to the Exercising Unitholder REIT Shares, the Managing Member shall deliver to the Exercising Unitholder, on the Delivery Date, the number of REIT Shares equal to such Exercising Unitholder's REIT Shares Number (or, on the Delivery Date, such lesser number of REIT Shares as the Managing Member shall elect in the Response Notice), together with the Cash Consideration. The REIT Shares so delivered shall be duly authorized, validly issued, fully paid and nonassessable, freely transferable, and free of any claim, pledge, lien, encumbrance or restriction (including, without limitation, any restriction under federal or state securities laws), other than those contained in the Charter, any claim, pledge, lien, encumbrance or restriction contained in an agreement to which such exercising Unitholder is party or otherwise imposed as a result of actions taken by the Unitholder. The Managing Member shall pay any documentary, stamp or similar issue or transfer tax due on the issue of REIT Shares upon exchange; provided, however, that the Exercising Unitholder shall pay any such tax which is due because such shares are to be issued in a name other than that of such Exercising Unitholder. No fractional REIT Share shall be issued on any exercise of a put right, but in lieu thereof, the Managing Member shall pay therefor in cash an amount equal to the current market price of such fractional interest on the Tender Date as determined in accordance with the provisions of paragraph (e) of Section 3.

         5. Delivery of Cash Consideration. In the event that (a) the Managing Member elects, pursuant to Section 6, to deliver to the Exercising Unitholder(s) cash in whole or in part, or (b) the Managing Member elects to deliver REIT Shares (or is deemed to have elected to deliver REIT Shares as provided in Section 6) and, for any reason whatsoever, does not deliver the REIT Shares Number (or such lesser number of REIT Shares elected by the Managing Member pursuant to Section 4) that meets the requirements of Section 4 on or before the Delivery Date, the Managing Member shall deliver to the Exercising Unitholder(s), on the Delivery Date, the Cash Consideration (which shall be computed by deeming the product described in part (ii) of the definition of Cash Consideration to be zero) in immediately available United States funds.


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         6. Managing Member's Response Notice. Promptly upon receipt of an
Exercise Notice from an Exercising Unitholder (and in no event later than ten
(10) Business Days after such receipt), the Managing Member shall deliver to the Exercising Unitholder a completed and duly executed Response Notice in the form of Exhibit A attached hereto. The Managing Member shall simultaneously deliver to the Company a copy of such duly executed Response Notice. In the event the Managing Member fails to deliver to the Exercising Unitholder a duly executed Response Notice within such ten (10) Business Day period, the Managing Member shall be deemed to have irrevocably elected to deliver to the Exercising Unitholder, on the Delivery Date, the REIT Shares Number in accordance with
Section 4.

         7. Delivery; Distributions.

            (a) On the Delivery Date, the Managing Member shall deliver to the Exercising Unitholder (or any other Person designated in the Exercise Notice), pursuant to the instructions in the Exercise Notice and in accordance with the Response Notice, the REIT Shares Number (or such lesser number of REIT Shares determined and delivered in accordance with Section 4) and Cash Consideration required to be delivered pursuant to this Agreement. If any REIT Shares are so delivered, the Managing Member shall deliver a stock certificate or certificates evidencing the REIT Shares to be issued and registered in the name of the Exercising Unitholder or his, her or its designee.

            (b) The Managing Member's obligation to deliver REIT Shares and the Cash Consideration, as the case may be, pursuant to this Agreement is not subject to any conditions or rights of offset or rebate whatsoever, except that the Managing Member shall be entitled to offset against such REIT Shares and the Cash Consideration , and the Cash Consideration (plus and thereafter, to the extent then necessary, such REIT Shares) shall be reduced by, the aggregate amount payable, if any, by the Exercising Unitholder to the Company pursuant to Sections 5.1.C(2), 4.6.B, 8.8, 10.2.B, 10.2.C, 10.2.D, and 10.4 of the LLC
         Agreement at the time of delivery of the REIT Shares and the Cash Consideration, to the extent such amount has not been paid, offset, or funded by the Exercising Unitholder by the Delivery Date (collectively, the "LLC Offset"). For purposes of the LLC Offset, a REIT Share shall be deemed to have a value equal to the Unit Cash Amount of a REIT Share as of the applicable Tender Date.

         8. Rights as a Member.

            (a) Prior to the Tender Date, each Exercising Unitholder shall continue to own such Unitholder's tendered LLC Units, and will continue to be treated as the holder of such tendered LLC Units for all purposes of the LLC Agreement, including, without limitation, for purposes of voting, consent, allocations and distributions. Prior to the Tender Date, the Exercising Unitholder shall have no rights as a shareholder of the Managing Member with respect to the REIT Shares issuable in connection with the exercise of the put rights. If the Tender Date is a record date for the payment of a dividend by the Managing Member, the Exercising Unitholder shall be treated as a holder of any REIT Shares issuable pursuant hereto on the Tender Date and not as a Unitholder of the


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         tendered LLC Units (and (i) the Exercising Unitholder shall be entitled to receive the dividend payable on such REIT Shares with respect to such record date and (ii) the Managing Member shall also pay to the Exercising Unitholder the excess, if any, of (A) the dividend which would be payable on the REIT Shares Number with respect to such record date over (B) the amount of the dividend to which the Exercising Unitholder is entitled under (i) above). The intention of the preceding parenthetical is that, if the Tender Date is such a record date, the Exercising Unitholder be entitled to receive an amount equal to the full dividend which would be payable with respect to such record date on the REIT Shares Number (no more and no less), whether the Exercising Unitholder receives all cash, all REIT Shares, or a combination thereof for the Tendered Units.]

            (b) As of the Tender Date, (i) the Unitholder shall have no further claim or interest in and with respect to the LLC Units tendered by such Exercising Unitholder, except for all rights, title, interests, claims, causes of action, and the like of such Exercising Unitholder which are specified in Section 8.5 of the LLC Agreement, (ii) the Unitholder shall be released from all liabilities arising at any time out of such Unitholder's LLC Units tendered and/or such Unitholder's status and interest as a Unitholder as a result thereof, except as otherwise specified in the LLC Agreement, and (iii) the Units tendered by such Exercising Unitholder shall be canceled.

         9. Consistent Treatment as Sale. Each of the Managing Member, any Exercising Unitholder and the Company shall treat the exercise of an Exercising Unitholder's put rights hereunder for federal income tax purposes as a sale of the Exercising Unitholder's Tendered Units to the Managing Member.

         10. Representations and Warranties of Unitholders. On each date that an Exercising Unitholder delivers to the Managing Member an Exercise Notice, such Exercising Unitholder represents and warrants to the Managing Member as follows:

            (a) The Unitholder has the authority to exercise all rights and powers under this Agreement, including the right and power to deliver the Exercise Notice, tender LLC Units and receive all consideration provided hereunder, and has obtained all consents, approvals, permits and other clearances required pursuant to any agreement to which such Unitholder is a party to complete the transactions contemplated hereunder. This Agreement and the performance of all of the transactions by the Unitholder contemplated hereunder have been duly authorized, and this Agreement has been duly executed and delivered by the Unitholder.

            (b) Upon receipt by the Unitholder of the REIT Shares Number (or such lesser number of REIT Shares determined and delivered in accordance with Section 4) and the Cash Consideration, the Unitholder will convey good and marketable title to each and every LLC Unit tendered hereunder, free and clear of any liens, claims, encumbrances, restrictions, interests or rights of any other Person, except for the restrictions on transfer of LLC Units described in the LLC Agreement or under federal or state securities laws or otherwise imposed as a result of actions taken by the Managing Member.

            (c) The Unitholder (other than a Unitholder who has not acquired any LLC Unit in a transaction constituting a "sale" within the meaning of
         Section 2(3) of the Securities Act or who is a Family Member (as such term is defined in the LLC Agreement) of the transferor and has acquired the LLC Units by gift) is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act. The Unitholder acknowledges that he, she or it has the financial ability to bear the economic risk of his, her or its investment in the Managing Member, has adequate means for providing for his, her or its current needs and personal contingencies and has no need for liquidity with respect to the investment in the Managing Member.

         11. Representations and Warranties of the Managing Member. On the date hereof, and on each date that a Unitholder receives REIT Shares or other securities or cash under this Agreement, the Managing Member represents and warrants to the Exercising Unitholder (or any other Person designated in the Exercise Notice as a Person to receive REIT Shares) as follows:

            (a) The Managing Member is duly incorporated and validly existing, in good standing, under the laws of the state of Nevada, with full power and authority to exercise all rights and powers under this Agreement, including the right and power to deliver the Response Notice, issue REIT Shares, deliver any and all consideration to be delivered hereunder and to acquire the LLC Units tendered pursuant to this Agreement, and has obtained all consents, approvals, permits and other clearances required to complete the transactions contemplated hereunder. This Agreement and the performance of all of the transactions contemplated hereunder have been duly authorized, and this Agreement has been duly executed and delivered, by the Managing Member.

            (b) The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms or provisions of or constitute a default under any statute, any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Managing Member is a party or by which it is bound, the Managing Member's Charter or By-laws, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Managing Member or any of its subsidiaries or any of their properties, except for any such breach, violation or default that would not adversely affect the ability of the Managing Member to perform its obligations under this Agreement.

            (c) The REIT Shares issuable upon exchange of the LLC Units have been duly authorized and reserved for issuance and, when issued upon any such exchange, will be validly issued, fully paid and nonassessable, freely transferable, and free of any claim, pledge, lien, encumbrance or restriction (including, without limitation, any restriction under federal or state securities laws), other than those contained in the Charter, any claim, pledge, lien, encumbrance or restriction contained in an agreement to which such Exercising Unitholder is a party or otherwise imposed as a result of actions taken by the Unitholder. The shareholders of the Managing Member have no preemptive rights with respect to any shares of capital stock of the Managing Member, including, without limitation, the REIT Shares issuable hereunder.

        12. Covenants of the Managing Member. The Managing Member covenants and agrees as follows:

            (a) As long as any LLC Units are outstanding, the Managing Member agrees (i) to have, at all times, authorized and reserved for issuance that number of REIT Shares equal to the product of (I) the number of outstanding LLC Units and (II) the Adjustment Factor then in effect and
         (ii) to take all actions necessary (x) so that any REIT Shares issued upon the exercise of any put rights hereunder shall be duly authorized, validly issued, fully paid and nonassessable, freely transferable, and free of any claim, pledge, lien, encumbrance or restriction (including, without limitation, any restriction under federal or state securities laws), other than any pledge, lien, encumbrance or restriction contained in an agreement to which such Exercising Unitholder is a party or otherwise imposed as a result of actions taken by the Unitholder, and (y) to maintain, at all times, its status as a "real estate investment trust" as defined in Section 856 of the Internal Revenue Code of 1986, as amended (except if there is (A) a consolidation or merger of the Managing Member into another corporation or other entity which is not such a real estate investment trust or (B) a sale or conveyance to another corporation or other entity of all or substantially all of the property of the Managing Member).

            (b) During the existence of the put rights, the Unitholders shall receive in a timely manner all reports filed by the Managing Member with the Securities and Exchange Commission and all communications transmitted from time to time by the Managing Member to its stockholders generally.

         13. Indemnification. The Managing Member agrees to indemnify each Unitholder and his, her or its affiliates, officers, directors, partners, employees, agents and representatives against all losses, claims, damages, liabilities and expenses whatsoever and reasonable fees and expenses of counsel incurred in investigating, preparing or defending against, and aggregate amounts paid in settlement of any litigation, action, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon, arising from or in connection with the breach of any representation or warranty made by the Managing Member under this Agreement. Each Exercising Unitholder agrees to indemnify the Managing Member and his, her or its affiliates, officers, directors, partners, employees, agents and representatives against all losses, claims, damages, liabilities and expenses whatsoever and reasonable fees and expenses of counsel incurred in investigating, preparing or defending against, and aggregate amounts paid in settlement of any litigation, action, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon, arising from or in connection with the breach of any representation or warranty made by the Exercising Unitholder under this Agreement. The procedures for indemnification set forth in
Section 8.8 D(ii) of the LLC Agreement shall govern any claim for under this
Section 13.

         14. Miscellaneous.

             (a) Governing Law. This Agreement shall be governed, construed and enforced in all respects by the laws of the State of California, without regard to choice of law rules.

             (b) Entire Agreement. This Agreement and the provisions of the forms of Exercise Notice and Response Notice attached hereto, together with the LLC Agreement, the Contribution Agreement, and all other agreements and documents specifically referred to herein, or therein, constitute the full and entire understanding and agreement with regard to the subjects hereof and thereof, and supersede any previous agreements regarding the matters covered herein and therein. In the event of any inconsistency between this Agreement and any other agreement, this Agreement shall govern.

             (c) Notices. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a "notice") required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement) and shall be effective and deemed to have been received (a) when delivered in person or (b) when sent by facsimile transmission with receipt acknowledged (i) if to a Unitholder, to the Unitholder at such Unitholder's address set forth in Exhibit A hereto or, if not set forth in Exhibit A, in the records of the Company, or at such other address or to such telefax number as such Unitholder shall have furnished to the Managing Member and the Company in writing, or (ii) if to the Managing Member or the Company, to the Managing Member or the Company at the address of the Managing Member's principal executive offices and addressed to the attention of the President, or at such other address or to such telefax number as the Managing Member or the Company shall have furnished to the Exercising Unitholder in writing.

             (d) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any Person.

             (e) Construction. Words such as "herein," "hereinafter," "hereof" and "hereunder" refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

             (f) Effectiveness and Binding Effect. This Agreement shall become effective upon the execution and delivery of counterparts by the Managing Member, the Company and the Original Members, and shall thereafter be binding upon and inure to the benefit of the Managing Member, the Company and the Unitholders and their respective successors, assigns, heirs, executors, administrators and legal representatives.

             (g) Additional Holders of LLC Units. If the Company issues LLC Units in accordance with and subject to the consents required by the LLC Agreement to Persons who are not parties to this Agreement, the Managing Member may elect to cause such Persons to become parties to this Agreement, in which case (a) this Agreement shall be amended without the consent of any other party to make such Persons parties to this Agreement and (b) such Persons shall execute and deliver a counterpart of this Agreement.

             (h) Headings. Headings are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

             (i) Attorneys' Fees. In the event of any litigation among the parties hereto to enforce or interpret any provision hereof, the unsuccessful party to such litigation covenants and agrees to pay the successful party all costs and expenses reasonably incurred, including, without limitation, reasonable attorneys' fees, including any such fees and expenses relating to the enforcement of any judgment.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of the date first written above.

                                         OASIS RESIDENTIAL, INC.,
                                         a Nevada corporation


                                         By:
                                             -----------------------------------
                                             President


                                         OASIS MARTINIQUE, LLC,
                                         a Delaware limited liability company

                                         By: Oasis Residential, Inc., a Nevada
                                             corporation, its Managing Member


                                             By:
                                                 -------------------------------
                                                 President

                                         UNITHOLDERS

                                         ISCO, a California general partnership

                                             By: AMERICAN REALPROP, a California
                                                 general partnership


                                                 By:
                                                     ---------------------------
                                                     Robert Cohen,
                                                     Authorized Signature


                                         IFT PROPERTIES, LTD., a California
                                         limited partnership


                                             By:
                                                 -------------------------------
                                                 Edward Israel, General Partner

                                   EXHIBIT A

                                 RESPONSE NOTICE


                                                    --------------------, ------
                                                                          [Date]

TO: [Exercising Unitholder] and [Company]

         On and subject to the terms, provisions and conditions of that certain Exchange Rights Agreement dated as of September ___, 1997 among Oasis Residential, Inc., a Nevada corporation (the "Managing Member"), Oasis Martinique, LLC, a Delaware limited liability company (the "Company"), and each of the Unitholders who are parties thereto, the Managing Member hereby elects to acquire ___________ LLC Units from _________________________ (the "Unitholder")
pursuant to that certain Exercise Notice delivered to the Managing Member by the Unitholder, by delivery to the Unitholder (or any Person designated in the Exercise Notice) of the following number of REIT Shares, with the balance, if any, due upon acquisition of the LLC Units payable as Cash Consideration :


         ________________  REIT Shares



                                            Oasis Residential, Inc.,
                                            a Nevada corporation


                                            By: ________________________________
                                            Its: _______________________________
                                            Print Name: ________________________

                                    EXHIBIT B

                                 EXERCISE NOTICE


                                                    --------------------, ------
                                                                          [Date]

To: Oasis Residential, Inc.

         On and subject to the terms, provisions and conditions of that certain Exchange Rights Agreement ("Agreement") dated as of September ___, 1997 among Oasis Residential, Inc., a Nevada corporation (the "Managing Member"), Oasis Martinique, LLC, a Delaware limited liability (the "Company"), and each of the Unitholders who are parties thereto, the undersigned Unitholder hereby exercises such Unitholder's put rights pursuant to the Agreement by tendering ______ LLC Units described below.

                            DESCRIPTION OF LLC UNITS

Name(s) and                                LLC Unit Certificate(s) Enclosed
Address(es) of                             (Attach additional list if necessary)
Unitholder(s)

                                                             LLC Units
                                         LLC Unit           Represented
                                       Certificate          by LLC Unit          LLC Units
                                        Number(s)          Certificate(s)     Being Tendered
                                       -----------         --------------     --------------




Unless otherwise indicated, all LLC Units, evidenced by any LLC Unit Certificate(s) delivered to the Managing Member are being tendered.

The undersigned Unitholder represents, warrants and agrees that:

         (a) as of the date hereof, the undersigned Unitholder, to the best of its knowledge after reasonable inquiry, owns, directly, indirectly, and by attribution under Code Section 318 (as modified by Code Section 856(d)(5)), not more than the following number(s) of shares of each class and/or type of securities (e.g., common stock, preferred stock, convertible securities, options, warrants, and/or other rights to acquire securities) of the Managing
Member:

  CLASS AND/OR TYPE OF SECURITY                               NUMBER
  -----------------------------                               ------


----------------------------------------          ------------------------------

----------------------------------------          ------------------------------

----------------------------------------          ------------------------------

         (b) as of the date hereof, the undersigned Unitholder, to the best of its knowledge after reasonable inquiry, owns, directly, indirectly, and by attribution under Code Section 544 (as modified by Code Section 856(h)), not more than the following number(s) of shares of each class and/or type of securities (e.g., common stock, preferred stock, convertible securities, options, warrants, and/or other rights to acquire securities) of the Managing
Member:


  CLASS AND/OR TYPE OF SECURITY                               NUMBER
  -----------------------------                               ------


----------------------------------------          ------------------------------

----------------------------------------          ------------------------------

----------------------------------------          ------------------------------


Dated:                                      Name of Unitholder:
      ----------------------------


                                            ------------------------------------

                                            ------------------------------------
                                            (Signature of Unitholder)


                                            ------------------------------------
                                            (Street Address)


                                            ------------------------------------
                                            (City)               (State)   (Zip)


                                            ------------------------------------
                                            (Social Security Number or
                                            identifying number)

                                            Signature Guaranteed by:

                                            ------------------------------------

Issue REIT Shares in the name of
                                            ------------------------------------


                                       2